SASCO 2005-RMS1
Credit Risk Manager Report
October 2005
 Copyright 2005 The Murrayhill Company. All Rights Reserved.
The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services inc. cannot, and does not, warrant that the information contained in thi sreport is accurate or complete.

Table of Contents

Executive Summary
Section One

Loan-Level Report
Section Two

Prepayment Premium Analysis
Section Three

Analytics
Section Four



Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One

Executive Summary


Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1
Executive Summary October 2005

Transaction Summary

Closing Date:                                 03/30/2005
Depositor:                  Structured Asset Securities Corporation
Trustee(s):                                 U. S. Bank
Master Servicer:         Aurora Loan Services Master Servicing
Servicer(s): Chase Home Finance, Wells Fargo / ASC, Wells Fargo Bank, N.A.
Delinquency Reporting Method:                    OTS1


Collateral Summary
                               Closing Date                 3/30/2005

      9/30/2005 as a Percentage of Closing Date
Collateral Balance       $414,530,994     $351,076,783   84.69%
Loan Count               2,854            2,479          86.86%




1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.


Copyright 2005 The Murrayhill Company. All Rights Reserved.
Collateral Statistics

                                Loan Count Summed Balance
First Payment Defaults               1        $20,800
Early Payment Defaults**             6       $1,025,078

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment


Second Lien Statistics
                                        Loan Count Summed Balance
Total Outstanding Second Liens                356     $13,937,125
30 Days Delinquent                              5      $135,876
60 Days Delinquent                              0      $0
90+ Days Delinquent                             6      $272,033

Hurricane Deal Exposure
We have identified 180 loans with a total balance of $20,883,980 in this security that may be affected by Hurricane Katrina or Rita. These loans were identified through FEMA designated counties by zip code. There were 130 loans with a total balance of $15,122,366 located in individual assistance zip codes and 50 loans with a total balance of $5,758,614 located in public assistance zip codes. We will place the delinquent loans that are located in the affected areas on our Watchlist for further monitoring in the upcoming months. Also, because the maximum amount of FEMA flood insurance that is allowed for residential properties is $250,000, we will be adding those loans with property values that exceed that amount to the Watchlist as well. We will continue to monitor these loans for delinquency status and losses that may arise from the damages in the upcoming months and to ensure that each loss is mitigated to the servicers best ability, including ensuring that proper insurance claims are filed.

Prepayments

Remittance Date         Beginning Collateral Balance Total Prepayments
                                                            Percentage of
Prepayment

10/25/2005                $364,185,344                 $13,363,857 3.67

9/25/2005                 $376,350,148          $11,871,588 3.15

8/25/2005                $385,401,720            $8,754,181 2.27






Prepayment Premium Analysis

In the 10/25/2005 remittance 55 loans with active prepayment flags were paid off.
The servicer remitted premiums for 54 of these loans totaling $288,973. Loan number
6241200 was paid off with an active prepayment penalty flag, but the servicer didn't remit a premium because of a Minnesota state statute prohibiting the collection of prepayments on the sale of houses.
Loss Analysis
In the 10/25/2005 distribution there were no losses remitted to the trust.

Copyright 2005 The Murrayhill Company. All Rights Reserved.




Section Two
Loan-Level Report
 Copyright 2005 The Murrayhill Company. All Rights Reserved.
Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated

REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following: C369FR0
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
Copyright 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-RMS1 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
19320639 NV
652
12/1/2004
12/1/2004
BPO 85%
90%
6.15% 5/1/2006 C99FFFF
Active
$24,851 $475,000
$449,900
$403,750
$403,363 3/22/2005
Default Reason: (Unknown)
1
11/11/2005 According to the state foreclosure timeline, Clayton should see this loan go to a foreclosure sale in the 11/25/2005 distirbution. We will continue to monitor this loan and the state foreclosure timeline.
10/11/2005 Nevada has a state foreclosure timeline of four months. Murrayhill will continue to monitor this loan, and report on all actions taken.
6/13/2005 This loan has been added to the Watchlist because of early payment default. Murrayhill will continue to actively monitor this loan.
19322346 OH
554
11/19/2004
2/19/2005
BPO 85%
188%
74.27% 8/19/2006 366FFFF
Monitor
$37,879 $60,000
$27,000
$51,000
$50,853 7/22/2005
Default Reason: (Unknown)
1
11/14/2005 Clayton has requested the original appraisal, and recent valuations to determine if there was fraud at origination. The loan has declined in value by $33,000 since origination.
10/11/2005 This loan is in foreclosure status in the state of Ohio, which has a state foreclosure timeline of seven months. Since, Ohio has longer than usual foreclosure delays we will ask the servicer to pursue other avenues of loss mitigation tactics, such as, a deed in lieu.
6/13/2005 This loan has been added to the Watchlist because of first payment default. The borrower made a payment in the 6/25/2005 distribution, and is 60 days delinquent. Murrayhill will continue to actively monitor this loan. 19325638 NH
756
11/1/2004
12/1/2004
BPO 80%
80%
-7.12% 1/1/2006 FFFFFRR
Active
($17,612) $310,000
$310,000
$247,200
$246,785 3/20/2005
Default Reason: (Unknown)
1
9/2/2005 REPURCHASE CANDIDATE SENT: 8/4/2005. REPURCHASE STATUS: None. Loan number 19325638 has been in foreclosure since the securitization of the deal. This loan was originated for $247,200 secured by a property in New Hampshire valued at $310,000. On 2/1/2005 a notice of rights letter was sent to the borrower by the servicer, and on 3/11/2005 a pre-foreclosure letter was sent. The property was taken into foreclosure on 3/18/2005, and the securitization date was 3/30/2005. The Representations and Warranties section of the Prospectus Supplement of this security states, "the seller has no reason to believe that any borrower will default under the related mortgage loan (or that foreclosure will be commenced) within six months following the closing date...following discovery of the breach of any representation or warranty that materially and adversely affects the value of the mortgage loan, or receipt of notice of such breach, the applicable transferor of the seller will be obliged to cure such breach or repurchase the affected mortgage loan from the trust." We have submitted this loan as a repurchase candidate because we believe it is in violation of the Representations and Warranties of the deal. DOCUMENTATION:
None.
6/13/2005 This loan has been added to the Watchlist because of first payment default. We have submitted this loan as a candidate for repurchase because it was in foreclosure before the closing date of the deal, which is in violation of the representations and warranties stating "the seller has no reason to believe that any borrower will default under the related mortgage loan (or that foreclosure will be commenced) within six months following the closing date. Murrayhill will continue to actively monitor this loan.
SASCO 2005-RMS1 Loan-Level Report Mortgage Data Through: September 30, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
19326644 OK
627
12/1/2004
1/1/2005
BPO 90%
103%
-10.58% 7/1/2006 36FFFFF
Monitor
($8,195) $86,000
$75,000
$77,400
$77,258 4/18/2005
Default Reason: (Unknown)
1
L 34.00% 32793479
10/11/2005 This loan is in foreclosure status in Oklahoma, which has a seven month foreclosure timeline.
6/13/2005 This loan has been added to the Watchlist because of first payment default. Murrayhill will continue to actively monitor this loan.
19332469 GA
530
12/1/2004
5/1/2005
BPO 77%
220%
71.54% 5/1/2006 C36C3FF
Active
$79,052 $143,000
$50,000
$110,500
$110,119 9/14/2005
Default Reason: (Unknown)
1
11/11/2005 This loan has declined in value by $93,000 since origination. Clayton has requested a value reconciliation from the servicer, and is awaiting its response.
SASCO 2005-RMS1 Loan-Level Report Mortgage Data Through: September 30, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
1100098074 MO
638
2/1/2005
1/1/2005
BPO 20%
19%
96.70% 2/1/2006 3699999
Monitor
$20,116 $105,000
$107,900
$20,800
$20,800 7/6/2005
Default Reason: (Unknown)
2
11/11/2005 Clayton will continue to monitor the property value and status of the senior lien, and make any recommendations as values change.
10/12/2005 The value increase does not warrant the servicer to start foreclosure proceedings from the second position as the NPV is $493.
10/11/2005 According to the monthly data file sent to Murrayhill by the servicer, the borrower has not filed bankruptcy and he is not on a payment plan. We have asked the servicer what loss mitigation tactics are being used, and if the servicer would consider offering the borrower a dead-in-lieu instead of foreclosure.
6/13/2005 This loan has been added to the Watchlist because of first payment default. Murrayhill will continue to actively monitor this loan.
SASCO 2005-RMS1 Loan-Level Report Mortgage Data Through: September 30, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Section Three

Prepayment Premium Analysis
Copyright 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for SASCO 2005-RMS1
Mortgage Data Through: September 30, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
                          Trustee Remittance Date
Class     25-Oct-05  25-Sep-05 25-August-05  25-July-05  25-June-05
P Class    $288,973 $318,667  $209,298   $289,722  $100,041  $133,464

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

                                   Trustee Remittance Date
Servicer 25_Oct-05 25-Sep-05 25-August-05  25-July-05  25-June-05 25-May-05

TOTAL     $288,973 $318,667   $209,298    $289,722      $100,041


Section 3: Reconciliation of the amounts remitted to the P Classholders by the trustee, and the amount remitted by the servicer to the trustee.

Amount remitted to the P Class:         $288,973
Amount remitted by servicer:            $288,973
Difference:                                $0



Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-RMS1
Mortgage Data Through: September 30, 2005


                                        Trustee Remittance Date


                     25-Oct-05 25-Sep-05 25-August-05 25-July-05
25-June-0525-May-05
Loans with Active Prepayment
Flags with Premiums Remitted(A)  55   52     31      47      17       26


Loans without Prepayment
Flags with Premiums Remitted      0     0     0      0       0       0

Total Loans with
Premiums Remitted (B)            55        52    31      47      17      26



Loans with
Active Prepayment Flags (C)      55     52     31      47      17      26

Loans without Prepayment
Flags with Premiums Remitted     0      0     0       0       0      0

Subtotal (D)                     55     52    31      47      17     26

Premiums Remitted for loans
with Active Prepayment Flags (A/C) 100.00% 100.00% 93.94%  100.00%  100.00%


Total Loans with Premiums
Remitted to the Subtotal (B/D)   100.00% 100.00%  93.94% 100.00%   100.00%
100.00%

Total Paid-Off Loans (E)       83 72         54        67          29  31



Total Loans with Premiums Remitted 66.27% 72.22%  57.41% 70.15%   58.62% 83.87%



Copyright  2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans Exception Report for SASCO 2005-RMS1
Mortgage Data Through: September 30, 2005


                                                                 Total
Total Paid-Off Loans with Flags                                    55

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*     0

Loans that Contained a Clause Allowing Prepayment Premiums
to be Waived at the Time ofLiquidation*                            0

Loans that were Liquidated from REO Status*                        0

Loans with Discrepancies between the Data File and the Note*       0

Defaulted Liquidated Loans that Could Not Have Collected
Premiums because of the Acceleration of the Debt*                  0

Loans that were Liquidated Through Loss Mitigation Efforts*        0

Total Paid-Off Loans with Active Prepayment Flags (C)             55

Other Exceptions:
Paid-Off Loans that Did Not have Premiums
Collected because of State Statutes
                                                                   1

Paid-Off Loans with Active Prepayment
Flags that Have Not Remitted Premiums
                                                                   0
* These categories are mutually exclusive.


Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
 Mortgage Data Through: August 31, 2005

Murrayhill ST. Del.   Orig.  PPP    Exp.   Payoff   Premium   % of
ID             String  Date   Flag   Date   Balance  Remitted  Premium
                                                               to Payoff

6241200 CCCCCC0 9/24/2004 3 9/24/2007 $50,808 $0 0%
PPP not remitted because of a MN state statute
6242692 CCCCCC0 12/7/2004 1 12/7/2005 $293,153 $2,634 1%
6242560 CCCCCC0 6/29/2004 2 6/29/2006 $143,618 $3,479 2%
6240629 CCCCCC0 8/4/2004 2 8/4/2006 $74,327 $4,460 6%
6240620 CCCCCC0 9/3/2004 2 9/3/2006 $15,588 $156 1%
6241018 CCCCCC0 9/21/2004 2 9/21/2006 $65,748 $2,867 4%
6241212 CCCCCC0 9/23/2004 2 9/23/2006 $31,215 $1,873 6%
6241266 CCCCCC0 9/24/2004 2 9/24/2006 $294,000 $17,640 6%
6241499 CCCCCC0 9/27/2004 2 9/27/2006 $148,983 $2,011 1%
6241426 CCCCCC0 9/29/2004 2 9/29/2006 $109,813 $6,589 6%
6241021 CCCCCC0 10/1/2004 2 10/1/2006 $113,765 $6,826 6%
6241722 CCCCCC0 10/4/2004 2 10/4/2006 $119,994 $2,400 2%
6241186 CCCCCC0 10/5/2004 2 10/5/2006 $388,923 $3,889 1%
6241960 CCCCCC0 10/8/2004 2 10/8/2006 $77,743 $777 1%
6241427 CCCCCC0 10/11/2004 2 10/11/2006 $166,419 $1,648 1%
6241909 CCCCCC0 10/14/2004 2 10/14/2006 $180,620 $3,612 2%
6242097 CCCCCC0 10/18/2004 2 10/18/2006 $404,320 $8,814 2%
6241922 CCCCCC0 10/18/2004 2 10/18/2006 $277,823 $16,669 6%
6240683 CCCCCC0 10/20/2004 2 10/20/2006 $295,835 $5,917 2%
6241667 CCCCCC0 10/21/2004 2 10/21/2006 $89,200 $1,784 2%
6242229 CC3FCC0 10/21/2004 2 10/21/2006 $262,054 $15,723 6%
6242147 CCCCCC0 10/22/2004 2 10/22/2006 $163,240 $1,632 1%
6242040 CCCCCC0 10/25/2004 2 10/25/2006 $99,198 $5,952 6%
6242031 CCCCCC0 10/26/2004 2 10/26/2006 $148,570 $3,774 3%
6240726 CCCCCC0 10/26/2004 2 10/26/2006 $316,051 $8,344 3%
6241642 CCCCCC0 10/27/2004 2 10/27/2006 $113,990 $3,192 3%
6242367 CCCCCC0 10/29/2004 2 10/29/2006 $69,481 $695 1%
6240824 CCCCCC0 10/29/2004 2 10/29/2006 $133,947 $1,540 1%
6242541 CCCCCC0 10/29/2004 2 10/29/2006 $142,197 $2,844 2%
6242488 CCCCCC0 11/1/2004 2 11/1/2006 $198,581 $11,915 6%
6242661 CCCCCC0 11/3/2004 2 11/3/2006 $59,894 $1,198 2%
6243264 CCCCCC0 11/29/2004 2 11/29/2006 $32,787 $1,476 5%
6243263 CCCCCC0 11/29/2004 2 11/29/2006 $130,617 $5,873 4%
6242751 CCCCCC0 12/3/2004 2 12/3/2006 $119,993 $5,400 5%
6242794 CCCCCC0 12/3/2004 2 12/3/2006 $167,031 $7,512 4%
6243153 CCCCCC0 12/6/2004 2 12/6/2006 $42,863 $857 2%
6243132 C36FCC0 12/6/2004 2 12/6/2006 $152,746 $1,820 1%
6243152 CCCCCC0 12/6/2004 2 12/6/2006 $170,940 $1,897 1%
6242985 CCCCCC0 12/7/2004 2 12/7/2006 $342,998 $15,435 4%
6243308 CC3CC30 12/9/2004 2 12/9/2006 $41,924 $1,886 4%
6243307 C33CC30 12/9/2004 2 12/9/2006 $168,000 $7,560 5%
6243142 CCCCCC0 12/14/2004 2 12/14/2006 $54,505 $672 1%
6241317 CCCCCC0 9/30/2004 3 9/30/2007 $117,918 $2,358 2%
6241338 CCCCCC0 10/4/2004 3 10/4/2007 $145,985 $2,922 2%
6240874 CCCCCC0 10/5/2004 3 10/5/2007 $69,419 $694 1%
6242586 CCCCCC0 10/5/2004 3 10/5/2007 $211,750 $4,913 2%
6241783 CCCCCC0 10/8/2004 3 10/8/2007 $261,548 $15,693 6%
6241421 CCCCCC0 10/12/2004 3 10/12/2007 $186,086 $11,165 6%
6241439 CCCCCC0 10/14/2004 3 10/14/2007 $77,382 $4,643 6%
6242401 CCCCCC0 10/27/2004 3 10/27/2007 $228,264 $13,696 6%
6242119 CCCCCC0 10/29/2004 3 10/29/2007 $221,250 $4,823 2%
6242992 CCCCCC0 11/24/2004 3 11/24/2007 $175,237 $7,875 4%
6242972 CCCCCC0 11/30/2004 3 11/30/2007 $68,823 $3,096 4%
6242971 CCCCCC0 11/30/2004 3 11/30/2007 $276,000 $12,420 5%
6242795 CCCCCC0 12/3/2004 3 12/3/2007 $41,941 $1,887 4%
6243310 CCCCCC0 12/10/2004 3 12/10/2007 $34,250 $1,546 5%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics


SASCO 2005-RMS1 FICO Distribution by Status
Mortgage Data Through: September 30, 2005
FICO        Delinquency        Percentage
500        Current        0.002
500        Paid Off        0.003
510        Current        0.002
510        Delinquent        0.01
510        Paid Off        0.008
520        Current        0.002
520        Paid Off        0.003
530        Current        0.021
530        Delinquent        0.04
530        Paid Off        0.029
540        Current        0.022
540        Delinquent        0.04
540        Paid Off        0.024
550        Current        0.03
550        Delinquent        0.08
550        Paid Off        0.024
560        Current        0.032
560        Delinquent        0.08
560        Paid Off        0.027
570        Current        0.034
570        Delinquent        0.04
570        Paid Off        0.04
580        Current        0.04
580        Delinquent        0.01
580        Paid Off        0.069
590        Current        0.045
590        Delinquent        0.1
590        Paid Off        0.056
600        Current        0.057
600        Delinquent        0.11
600        Paid Off        0.069
610        Current        0.087
610        Delinquent        0.11
610        Paid Off        0.091
620        Current        0.085
620        Delinquent        0.03
620        Paid Off        0.075
630        Current        0.077
630        Delinquent        0.06
630        Paid Off        0.08
640        Current        0.065
640        Delinquent        0.03
640        Paid Off        0.069
650        Current        0.066
650        Delinquent        0.09
650        Paid Off        0.064
660        Current        0.059
660        Delinquent        0.02
660        Paid Off        0.035
670        Current        0.049
670        Delinquent        0.08
670        Paid Off        0.037
680        Current        0.042
680        Delinquent        0.02
680        Paid Off        0.037
690        Current        0.034
690        Delinquent        0.01
690        Paid Off        0.045
700        Current        0.027
700        Paid Off        0.024
710        Current        0.03
710        Paid Off        0.013
720        Current        0.024
720        Paid Off        0.013
730        Current        0.018
730        Paid Off        0.005
740        Current        0.011
740        Paid Off        0.029
750        Current        0.012
750        Paid Off        0.011
760        Current        0.01
760        Delinquent        0.01
760        Paid Off        0.011
770        Current        0.005
770        Delinquent        0.03
770        Paid Off        0.005
780        Current        0.006
790        Current        0.005
800        Current        0.002
800        Paid Off        0.003
810        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,379        634        56.18
Delinquent        100        609        53.806
Paid Off        375        626        55.474
Total:        2,854

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-RMS1 Loan-to-Value Distribution by Status
Mortgage Data Through: September 30, 2005
LTV        Delinquency        Percentage
0.1        Current        0.003
0.2        Current        0.142
0.2        Paid Off        0.144
0.2        Delinquent        0.11
0.3        Current        0.003
0.4        Paid Off        0.011
0.4        Current        0.007
0.5        Delinquent        0.01
0.5        Current        0.013
0.5        Paid Off        0.019
0.6        Current        0.024
0.6        Paid Off        0.037
0.6        Delinquent        0.02
0.7        Paid Off        0.093
0.7        Current        0.057
0.7        Delinquent        0.06
0.8        Paid Off        0.304
0.8        Delinquent        0.29
0.8        Current        0.311
0.9        Paid Off        0.296
0.9        Delinquent        0.35
0.9        Current        0.269
1        Delinquent        0.16
1        Paid Off        0.096
1        Current        0.171

Status        # of Loans        Average        Std. Deviation
Current        2,379        0.057        0.139
Delinquent        100        0.044        0.126
Paid Off        375        0.057        0.138
Total:        2,854


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-RMS1 Balance Distribution by Status
Mortgage Data Through: September 30, 2005
Balance        Delinquency        Percentage
10000        Current        0.002
20000        Current        0.034
20000        Delinquent        0.03
30000        Current        0.046
30000        Delinquent        0.03
40000        Current        0.033
40000        Delinquent        0.05
50000        Current        0.045
50000        Delinquent        0.12
60000        Current        0.047
60000        Delinquent        0.03
70000        Current        0.049
70000        Delinquent        0.06
80000        Current        0.05
80000        Delinquent        0.07
90000        Current        0.05
90000        Delinquent        0.08
100000        Current        0.055
100000        Delinquent        0.04
110000        Current        0.061
110000        Delinquent        0.05
120000        Current        0.044
120000        Delinquent        0.07
130000        Current        0.05
130000        Delinquent        0.02
140000        Current        0.045
140000        Delinquent        0.02
150000        Current        0.037
150000        Delinquent        0.03
160000        Current        0.036
160000        Delinquent        0.02
170000        Current        0.033
170000        Delinquent        0.02
180000        Current        0.027
180000        Delinquent        0.03
190000        Current        0.024
190000        Delinquent        0.05
200000        Current        0.024
200000        Delinquent        0.01
210000        Current        0.026
210000        Delinquent        0.02
220000        Current        0.024
220000        Delinquent        0.02
230000        Current        0.015
230000        Delinquent        0.02
240000        Current        0.012
250000        Current        0.012
250000        Delinquent        0.02
260000        Current        0.015
270000        Current        0.011
270000        Delinquent        0.01
280000        Current        0.009
280000        Delinquent        0.01
290000        Current        0.011
290000        Delinquent        0.01
300000        Current        0.009
300000        Delinquent        0.02
310000        Current        0.004
320000        Current        0.008
330000        Current        0.005
340000        Current        0.005
350000        Current        0.005
350000        Delinquent        0.01
360000        Current        0.005
360000        Delinquent        0.01
370000        Current        0.004
380000        Current        0.004
390000        Current        0.005
390000        Delinquent        0.01
400000        Current        0.005
400000        Delinquent        0.01
410000        Current        0.003
420000        Current        0.001
430000        Current        0.004
440000        Current        0.003
450000        Current        0.001
460000        Current        0
470000        Current        0
480000        Current        0
490000        Current        0.002
500000        Current        0.001
530000        Current        0
550000        Current        0.001
590000        Current        0
640000        Current        0
690000        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,379        142,243.47        94,335.28
Delinquent        100        126,795.76        86,392.64
Total:        2,479

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-RMS1 Mortgage Type Distribution by Status
Mortgage Data Through: September 30, 2005
Mortgage Type        Delinquency        Percentage
Investment Home        Current        0.028
Investment Home        Delinquent        0.02
Investment Home        Paid Off        0.024
Primary Home        Current        0.972
Primary Home        Delinquent        0.98
Primary Home        Paid Off        0.973
Second Home        Paid Off        0.003

Mortgage Type        Loan Count        Total Balance        Avg. Balance
Std. Deviation
ARM        2,152        302,435,027.61        140,536.72        101,456.95
Fixed        702        48,641,755.77        69,290.25        71,946.71
Total:        2,854        351,076,783.38


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-RMS1 Mortgage Term Distribution by Status
Mortgage Data Through: September 30, 2005
Mortgage Term        Delinquency        Percentage
120        Current        0.001
180        Current        0.072
180        Delinquent        0.07
180        Paid Off        0.064
240        Paid Off        0.024
240        Delinquent        0.01
240        Current        0.038
300        Current        0.001
360        Current        0.888
360        Delinquent        0.92
360        Paid Off        0.912

# of Loans        Other        120        180        240        300        360
2,854        0        2        203        101        2        2,546


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-RMS1 Mortgage Purpose Distribution
Mortgage Data Through: September 30, 2005


Origination Statistics        Current Loans


Purpose        Number        Percentage        Purpose        Number
Percentage
Cash-out refinance         1,395        48.9%        Cash-out refinance
1,145        48.1%
Purchase        1,302        45.6%        Purchase        1,101        46.3%

Rate/term refinance         157        5.5%        Rate/term refinance
133        5.6%
Home Improvement         0        0.0%        Home Improvement         0
0.0%
Other        0        0.0%        Other        0        0.0%

Total        2,854        100%        Total        2,379        100%


Delinquent Loans        Paid Off Loans


Purpose        Number        Percentage        Purpose        Number
Percentage

Cash-out refinance         40        40.0%        Cash-out refinance         210
       56.0%
Purchase        55        55.0%        Purchase        146        38.9%

Rate/term refinance         5        5.0%        Rate/term refinance         19
      5.1%
Home Improvement         0        0.0%        Home Improvement         0
0.0%
Other        0        0.0%        Other        0        0.0%

Total        100        100%        Total        375        100%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-RMS1 Ownership Distribution by Status
Mortgage Data Through: September 30, 2005
Ownership Type        Delinquency        Percentage
Investment Home        Current        0.028
Investment Home        Delinquent        0.02
Investment Home        Paid Off        0.024
Primary Home        Current        0.972
Primary Home        Delinquent        0.98
Primary Home        Paid Off        0.973
Second Home        Paid Off        0.003

Title        # of Loans
Investment Home        78
Primary Home        2,775
Second Home        1
Total:        2,854

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-RMS1 Delinquent Count Over Time
Mortgage Data Through: September 30, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        18        1        0        1        0
4/30/2005        29        6        1        1        0
5/31/2005        36        12        3        3        0
6/30/2005        28        16        4        13        0
7/31/2005        39        8        6        21        1
8/31/2005        40        15        5        23        2
9/30/2005        47        12        12        27        2

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-RMS1 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        1629352        415000        0        246785        0
4/30/2005        3953907.71        459929        403363        246785        0
5/31/2005        3725642.49        1166417.13        507363        513309
0
6/30/2005        3350290.7        1187975.48        108310.11        2254725.16
      0
7/31/2005        5483140.33        762006.87        263941.39        2420008.74
      251494
8/31/2005        5739974.66        1579772.91        225745.94        2504809.99
       498279
9/30/2005        6069214.17        1905671.08        902372.79        3304039.34
       498279



Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved. SASCO 2005-RMS1 Conditional Prepayment Rates
Mortgage Data Through: September 30, 2005
Date        Distribution Date        CPR        3-Month MA        6-Month MA
   12-Month MA
9/30/2005        10/25/2005        35.59%        30.74%        25.09%
8/31/2005        9/25/2005        31.98%        28.06%
7/31/2005        8/25/2005        24.18%        21.46%
6/30/2005        7/25/2005        27.82%        18.98%
5/31/2005        6/25/2005        11.47%
4/30/2005        5/25/2005        16.79%
3/31/2005        4/25/2005        15.87%


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-RMS1 Historical SDA Performance
Mortgage Data Through: September 30, 2005
Weighted        Monthly
Date        Average Age        Default Amt        Default Rate        CDR (F-R)
      SDA Curve        SDA %
30-Sep-05        10.73        $0        0.00%        0.00%        0.21%
0%
31-Aug-05        9.73        $246,785        0.06%        0.72%        0.19%
   369%
31-Jul-05        8.73        $251,494        0.06%        0.72%        0.17%
   411%
30-Jun-05        7.72        $0        0.00%        0.00%        0.15%        0%
31-May-05        6.73        $0        0.00%        0.00%        0.13%        0%
30-Apr-05        5.73        $0        0.00%        0.00%        0.11%        0%
31-Mar-05        4.73        $0        0.00%        0.00%        0.09%        0%

Averages:        7.73        $71,183        0.02%        0.21%        0.15%
  111%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.